FIBK Hospitality Portfolio As of December 31, 2019

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: political, legal, regulatory, and general economic or business conditions, either nationally or regionally; geopolitical uncertainties throughout the world; weather-related, disease, viruses, wide-spread health emergencies, pandemics, and other adverse climate or other conditions that may impact our business and our customers’ business; changes in the interest rate environment or interest rate changes made by the Board of Governors of the Federal Reserve; credit performance of our loan portfolio; adequacy of the allowance for loan losses and access to low-cost funding sources; our ability to achieve the projected cost savings from our recent acquisitions and do so in the time expected; operating costs, customer loss and business disruption following the acquisitions may be greater than expected; the unavailability of LIBOR; impairment of goodwill; dependence on the Company’s management team and ability to attract and retain qualified employees; governmental regulation and changes in regulatory, tax and accounting rules and interpretations; stringent capital requirements; future FDIC insurance premium increases; CFPB restrictions on our ability to originate and sell mortgage loans; cyber-security risks, including items such as “denial of service,” “hacking” and “identity theft”; unfavorable resolution to litigation and regulatory proceedings; liquidity risks and technological innovations; inability to grow organically or through acquisitions; impairment of collateral underlying our loans; environmental remediation and other costs associated with repossessed properties; ineffective internal operational controls; competition; meeting market demand with current and new products; reliance on external vendors; soundness of other financial institutions; failure of technology and failure to effectively implement technology-driven products and services; risks associated with introducing and implementing new lines of business, products or services; failure to execute on strategic or operational plans, including the ability to complete mergers and acquisitions or fully achieve expected costs savings or revenue growth associated with mergers and acquisitions; deposit attrition, customer loss and/or revenue loss following completed acquisitions; anti-takeover provisions; changes in dividend policy and the inability of our bank subsidiary to pay dividends; the uninsured nature of any investment in Class A or Class B common stock; decline in market price and volatility of Class A and Class B common stock; voting control of Class B common stock stockholders; controlled company status; dilution as a result of future equity issuances; and subordination of common stock to Company debt. These factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in the Company’s periodic reports filed with the SEC under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forwardlooking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Page 2

Hospitality Exposure In light of the recent classification by the World Health Organization (WHO) of the Coronavirus Disease (COVIS-19) as a pandemic, we are providing additional information about our credit portfolio in addition to our regular investor presentations issued on March 18, 2020. Although we have not seen any material impacts to our clients at this time, we have enhanced our oversight and monitoring of our credit portfolio. We have activated our Pandemic Plan and our Pandemic Task Force. We are in on-going, regular communication with our employees, our clients and our communities. We have implemented work from home plans, travel restrictions, increased janitorial/cleaning services, transitioned to drive up and online banking services with only limited lobby services, along with other precautions to protect the health of all of our constituents while still meeting the needs of our clients. 3

Hospitality Industry Exposure by NAICS Code ($ in Millions) Rooming and Boarding Houses, Dormitories, and Workers' Camps Caterers Mobile Food Services All Other Traveler Accommodation Cafeterias, Grill Buffets, and Buffets Bed-and-Breakfast Inns Food Service Contractors Snack and Nonalcoholic Beverage Bars Recreational and Vacation Camps (except Campgrounds) Drinking Places (Alcoholic Beverages) RV (Recreational Vehicle) Parks and Campgrounds Casino Hotels Limited-Service Restaurants Full-Service Restaurants Hotels (except Casino Hotels) and Motels $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Commitment Outstanding 4

Hotel Exposure by State ($ in Millions) $140 $131.5 ➢ No hotel loan with a balance greater than $20 Million. $120 ➢ Approximately $162 Million of $100 $94.2 $96.8 $89.2 Hotel Portfolio Commitments $84.5 $78.0 are Construction loans to be $80 $74.8 completed later in 2020. $60 $53.1 ➢ More than 80% of Portfolio are flagged hotels. All new $40 hotel loans since 2016 are top $23.9 $21.1 $20 $14.5$14.6 tier flagged hotels. $0.7 $0.7 $0 ➢ Average LTV for the portfolio ID MT OR SD WA WY Other is under 48%. Outstanding Commitment 5

Hotels Outstanding by Risk Distribution Special Mention Substandard 5% 5% Pass-Watch 9% Pass 81% 6